                                                                      EXHIBIT 17

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD  PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")   PROXY CARD

                                       OF

                           INVESCO VIF-HIGH YIELD FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2004

       The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on March 26, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.


                                          PROXY MUST BE SIGNED AND DATED BELOW.

                                Dated ____________________ 2003






                                ----------------------------------------------
                                       Signature(s) (if held jointly)

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

            o  Please fold and detach card at perforation before mailing. o


         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.


                                                                PLEASE MARK
                                                           [X]  VOTE AS
                                                                IN THIS
                                                                EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.


1. To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO VIF - High Yield Fund, an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), will be transferred to AIM V.I. Growth Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer"), Buying Fund will assume the liabilities of INVESCO VIF - High Yield Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO VIF - High Yield Fund.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

2. To elect sixteen individuals to the Board of Company, each of whom will serve until his or her successor is elected and qualified:

      01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley

      02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar

      03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.

      04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(s) ON THE LINE PROVIDED.


                      WITHHOLD
      FOR             AUTHORITY            FOR ALL
      ALL          FOR ALL NOMINEES        EXCEPT
      [ ]                [ ]                [ ]


3.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.


      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]


4. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

5. To approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

      IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD   PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")  PROXY CARD

                                       OF

                             INVESCO VIF-GROWTH FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2004

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on March 26, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.


                                          PROXY MUST BE SIGNED AND DATED BELOW.

                                 Dated ____________________ 2003



                                 ----------------------------------------------
                                         Signature(s) (if held jointly)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

              PLEASE FILL IN BOX AS SHOWN USING BLACK OR INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                 PLEASE MARK
                                                            [X]  VOTE AS IN THIS
                                                                 EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1. To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO VIF - Growth Fund, an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), will be transferred to AIM V.I. Growth Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer"), Buying Fund will assume the liabilities of INVESCO VIF - Growth Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO VIF - Growth Fund.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]



2. To elect sixteen individuals to the Board of Company, each of whom will serve until his or her successor is elected and qualified:

      01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley

      02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar

      03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.

      04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(s) ON THE LINE PROVIDED.


                        WITHHOLD
      FOR               AUTHORITY           FOR ALL
      ALL           FOR ALL NOMINEES        EXCEPT
      [ ]                 [ ]                [ ]


3.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.


      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]


4. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

5. To approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

      IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.